              Value Investing in Small Companies For Over 20 Years

                                      THE
                                     ROYCE
                                     FUNDS

                            PENNSYLVANIA MUTUAL FUND
                                     PMF II
                                ROYCE VALUE FUND
                             ROYCE GIFTSHARES FUND

                               1996 Annual Report

                               www.roycefunds.com

                                 The Royce Funds

When we took over the management of Pennsylvania Mutual Fund in mid-1973, small-cap stocks were those under $300 million in market capitalization, not under $1 billion as they are now defined. This considerable capitalization drift has permanently changed the small-cap landscape. Small-cap stocks are no longer "small" by previous standards; no longer "unknown" given that the sector is now regarded as a professional asset class; and no longer "under-owned" as the number of small-cap mutual fund offerings has grown to well over 400.

                              Two Distinct Markets

Given the changes in the small-cap  universe  (most of which have occurred since
1991), we believe that the small-cap market should now be viewed as two markets in one: small-cap at the upper end and micro-cap at the lower end of the capitalization range.

                                                                                Different
                                                                                 performance
            SMALL-CAP                                MICRO-CAP
     $300 million - $1 billion                $5 million - $300 million          Different
          1,400 companies                          6,500 companies               liquidity
 $810 billion total capitalization       $470 billion total capitalization
                                                                                 Different
                                                                                institutional
                                                                                acceptance

            Two Core Funds: Distinct Strategies For Distinct Markets

The Firm uses a two pronged approach, which incorporates both the small and micro-cap investment universes. We believe that higher portfolio concentration is necessary for delivering above average results at the upper end and that diversification is both necessary and appropriate at the lower end. These two Funds represent The Royce Funds' core investment strategies.


         ROYCE PREMIER                           ROYCE MICRO-CAP                The Royce Funds'
     - Small-cap orientation                 - Micro-cap orientation            two core
     - Concentrated portfolio                - Broadly diversified              philosophies


                              Combined Portfolios

Portfolios incorporate approximately equal weightings of each capitalization (small and micro-cap) strategy.

                                                                                The Pennsylvania
                              Pennsylvania Mutual                               Mutual Fund
                                     PMF II                                     blended style of
                                  Royce Value                                   investing
                                Royce GiftShares                                remains our
                                                                                flagship approach.

              Stock Selection - Company And Sector Specific Themes

Stock selection for The Royce Funds incorporates low valuation securities with attractive risk/reward characteristics. These valuation principles are combined with specific company attributes, such as assets, dividends, cash flow, markets and price. The Royce Funds have introduced some of these opportunistic, company specific, selection themes in funds. Virtually all securities used by these funds are also found in the core portfolios.




  Royce Low-Priced        Royce Total Return         Royce Global Services


'ch' Stocks under $15     Royce Equity Income     'ch' Globally oriented service
                                                       companies
                        'ch'  Dividend-paying securities

                                     [Logo]

Dear Fellow Shareholders:

We are pleased to present our 1996 investment results and our new Annual Report format. Included in this Report are Pennsylvania Mutual, Royce Value, PMF II and Royce
GiftShares Funds. This new, combined Annual Report reflects specific capitalization strategies and selection theme groupings, around which the individual fund portfolios are managed (as displayed on the front inside cover).

The second half of the year was a good one in terms of absolute performance, and reflective of the portfolio restructurings that were completed in our two older Funds, Pennsylvania Mutual and Royce Value. Both Funds, as well as PMF II and Royce GiftShares will continue to emphasize risk management and consistency of application. We believe that a system for rational decision making, whose basic premise is that the price one pays for an investment makes a significant difference in the returns one receives, is more important than ever.

                                    [Photo]

                                                         Charles M. Royce,
                                                        President and Chief
                                                         Investment Officer

                    1996 PERFORMANCE RESULTS


THROUGH 12/31/96:            PMF            RVS            RGF
                           -------         ------         ------
Last 3 months                6.8%            6.3%           8.5%
Last 6 months                6.8%            6.9%           9.4%
1996                        12.8%           14.0%          25.6%

We invite your comments.
Sincerely,
Charles M. Royce
President

                         ANNUAL REPORT REFERENCE GUIDE

   Pennsylvania Mutual Fund has provided positive returns in 20 out of the last 22 calendar years and a 16.1% average annual total return over the past 20 years...SEE PAGE 5.

   Since its inception, Royce Value Fund has matched the Russell 2000 on an average annual total return basis and exceeded it on a risk-adjusted basis
         ...SEE PAGE 7.

   PMF II's assets top $17 million after its November 19, 1996 debut...SEE PAGE
9.

   Royce GiftShares Fund outperformed its benchmark index in its first full year of operation...SEE PAGE 10.

   For Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial
          Statements...SEE PAGES 11-15.

   See accompanying Schedules of Investments.

The Royce Funds
Value Investing in Small Companies for Over 20 Years

                                                     1414 Avenue of the Americas
                                                         New York, NY 10019
                                                           (212) 355-7311
                                                           (800) 221-4268

Dear Shareholder:

   SMALL-CAP SECURITIES WERE BULLIED IN 1996 FOR A THIRD            [MAN]
STRAIGHT YEAR BY THEIR LARGE-CAP BRETHREN. After running even in the first six months, small-cap stocks fell behind in the more volatile second half. For the full year, the Russell 2000 Index of small-cap stocks was up 16.5% versus a gain of 23.0% for the large-cap oriented S&P 500 Index.

   Perhaps the more interesting story in 1996 was the return of market volatility. The Russell 2000 recorded four down months in 1996, twice as many as in 1995. According to the independent mutual fund evaluation service Morningstar, 361 mutual funds, or 16% of the 2,255 diversified funds that invest primarily in domestic stocks, lost money in the fourth quarter, as did one of every three small-cap funds. More funds were in the red for the fourth quarter than in the previous three quarters combined. We believe that a higher level of volatility often precedes a period of lower returns.

   Combined with increased volatility was a change in market leadership among small-cap stocks during the second half. The value style of investing, which was the market laggard earlier in the year, became a market leader during the latter half. From the first of the year through the Russell 2000 peak on May 22, the Russell 2000 Value Index was up 10.3% while the Russell 2000 Growth Index was up a robust 20.9%. However, from this peak in May through year-end, the Russell 2000 Value Index recorded a gain of 10.1% versus a decline of 8.0% for the Russell 2000 Growth Index, quite a reversal of events and perhaps a harbinger for the market in 1997.

   Although Pennsylvania Mutual Fund and Royce Value Fund's full year results of 12.8% and 14.0%, respectively, were acceptable in an absolute sense, we were not happy with their results when compared to the 16.5% total return of their relevant benchmark, the Russell 2000. In an effort to improve performance in both portfolios, we have now instituted a strategy which incorporates approximate equal weightings of small and micro-cap companies, our two core approaches. The lessons that we have learned from our focused small-cap portfolio (Royce Premier) and our micro-cap portfolio (Royce Micro-Cap) are now incorporated in both Pennsylvania Mutual and Royce Value, and early results in both Funds are very encouraging.

   Since implementing the portfolio changes throughout the first two quarters of 1996, both Funds were ahead of the Russell 2000 for the fourth quarter and for the second half of the year. We are hopeful that these changes will continue to yield such outperformance.

THE THRILL OF REWARD AND THE DENIAL OF RISK

   Investment risk and reward are rarely discussed together, as investors typically focus on one or the other at a time. When times are good, the return portion of the equation dominates investors' conversations, and when times are bad, the risk portion moves to center stage. Although the most recent small-cap cycle clearly favored the 'return' component, the 'risk' segment is always worthy of equal consideration because it impacts the path of long-term returns. Risk involves both uncertainty and possibility of loss. Both aspects are measurable, and both are paramount to the Funds' management philosophy.

   To simplify matters, 'uncertainty' relates to fund volatility and is best measured using two gauges, standard deviation and beta. As the following table indicates, Pennsylvania Mutual Fund ('PMF') and Royce Value Fund ('RVF') were among the 'lowest risk' small-cap funds tracked by Morningstar over the last three years.

                       Morningstar Risk*

                                PMF          RVF
                                Rank         Rank
                                ----         ----
Standard Deviation                8           10
Beta                             16           14
Mstar Risk Ratio                 22           24

* As of December 31, 1996. Ranking of the lowest to highest out of the 242 funds in Morningstar's small-cap objective category with at least 3 years of history. Please read the Prospectus for a more complete discussion of risk.

   'Possibility of loss' is perhaps more important than statistical measures of volatility because it takes into account a fund's actual down market results. Morningstar Risk Ratio actually measures the concept of possibility of loss more effectively because it considers a fund's underperformance (on a monthly basis) relative to a safe and attainable return (3-month Treasury bills). As this risk chart shows, both Funds can also be considered 'low risk' using this methodology.

   While we use various techniques to reduce risk, we cannot prevent the Funds' net asset values from going down during market downdrafts. However, both Funds typically have not decreased as much during difficult periods when compared to their benchmark index, the Russell 2000. Over the last ten years, there have been twelve down quarters for the Russell 2000. IN ALL CASES, PMF AND RVF OUTPERFORMED THE INDEX. (Note: Since Royce GiftShares and PMF II's inceptions, there have been no down quarters for the Index.)

Russell 2000 Down Quarter's Performance

 QTR        RUSSELL
ENDED:       2000          PMF         RVF
------       ----          ---         ---

12/31/94     -1.9%         -1.1%       -1.3%
 6/30/94     -3.9          -2.2        -2.3
 3/31/94     -2.7          -1.1        -1.4
 6/30/92     -6.8          -2.6        -3.4
 6/30/91     -1.6          +1.0        +0.5
 9/30/90    -24.5         -16.6       -17.2
 3/31/90     -2.2          -0.9        -1.3
12/31/89     -5.0          -1.2        -1.9
12/31/88     -0.6          +0.8        +0.5
 9/30/87     -0.9          +1.4        +0.8
12/31/87    -29.2         -16.6       +18.2
 6/30/87     -0.7          +1.3        +1.6

    Both PMF and RVF outperformed the
   Russell 2000 in ALL down quarters.


   Our focus on risk management remains an important part of our investment process. While individual market phases reward different risk profiles at different times, central to the management of the Funds is a belief that PAYING ATTENTION TO RISK DOES NOT DIMINISH LONG-TERM RETURNS. Although this flies in the face of modern portfolio theory, it remains one of our principal tenets.


WITHIN THE SMALL-CAP UNION:
ONE COUNTRY, TWO COASTS AND MANY STATES

   Many changes have taken place in the small-cap         [MAP OF UNITED STATES]
investment universe over the last ten years, and we now believe that small-cap stocks are no longer 'small' by previous standards; no longer 'unknown' as this sector is now regarded as a professional asset class; and no longer 'under-owned' as the number of small-cap mutual fund portfolios has grown to well over 400. What were once deemed small-cap stocks (under $300 million in market cap) ten years ago and beyond, are now better defined as 'micro-cap' securities by today's standards. The small-cap universe, which is presently defined as under $1 billion in market cap, is both broad (over 7,900 issues) and substantial ($1.3 trillion in total capitalization) and as different and diverse as California and Rhode Island.

   THIS LEADS TO AN IMPORTANT, BUT UNRECOGNIZED, ASPECT OF THE SMALL-CAP MARKET -- IT IS REALLY TWO MARKETS IN ONE: SMALL-CAP AT THE UPPER END AND MICRO-CAP AT
THE LOWER END OF THE CAPITALIZATION RANGE. On the surface, the distinction may seem subtle but upon further investigation the differences are real and quantifiable.

   Given the substantial differences in performance, liquidity and institutional acceptance within the two markets of the small-cap universe, we have developed distinct approaches for each. (See diagram at the top of the next page.)

   At the upper end of the small-cap range, from $300 million to $1 billion, we employ a focused portfolio strategy which emphasizes companies with superior financial characteristics and/or unusually attractive business prospects. At the other end of the capitalization range, below $300 million, are micro-cap securities, the antithesis of what most professional investors seek. A broadly diversified portfolio strategy is employed to capture these inefficiencies.

   These distinct portfolio strategies are integrated to form COMBINED PORTFOLIOS -- funds with approximately equal weightings of both capitalization themes. By investing in a combined portfolio, an investor is able to partcipate in both upper and lower tiers of the small-cap universe within the same fund.

                             Two Distinct Markets


          Small-Cap                                        Micro-Cap                      Different
  $300 million - $1 million                         $5 million - $300 million             performance
       1,400 companies                                   6,500 companies
$810 billion total capitalization              $470 billion total capitalization          Different
                                                                                          liquidity

                                                                                          Different
                                                                                          institutional
                                                                                          acceptance


   As we indicated earlier, in 1996 bigger was better in the equity market. This was also the case with the small-cap market, as the following table indicates:

                              WHY SIZE MATTERED IN
                              THE SMALL-CAP WORLD
                       'FROM CALIFORNIA TO RHODE ISLAND'

                   S&P 600 Performance Returns By Quintile

      Size (by quintiles)                         1996 Performance
      -------------------                         ----------------

        Largest 20%                                    46.0%
        Next 20%                                       29.7%
        Middle 20%                                     23.3%
        Next 20%                                        7.5%
        Smallest 20%                                   -4.8%


   A similar example of this phenomenon was supplied by Prudential Securities' quantitative analyst, Claudia Mott. Upon examining year-to-date performance of the broadly based Nasdaq Composite through November 30, she found that the top 10 contributors (most of which are large-cap oriented) produced more than half of the index's total return. When factoring out the top 100 contributors, she found that the remaining 4,000+ securities generated a net negative contribution for the year.

STILLNESS IN THE WATER

   Raymond Devoe, author of 'The Devoe Report,' recently                [SHARK]
recounted a scuba-diving experience of some 30 years ago which evoked eerie analogies to the current investment climate. After receiving certification at his Caribbean beach hotel, Mr. Devoe swam off into the clear, blue waters of St. Thomas for his first reef dive. Making his way along the reef, he stopped near a large rock to enjoy an array of colorful plants and the tropical fish swimming casually among them. After ten minutes, Mr. Devoe realized something was terribly wrong -- the fish had disappeared as if they were hiding from something. He was left alone with the sound of his beating heart and escaping air bubbles. Not knowing the cause of the sudden 'stillness in the water,' he experienced a sense of panic and returned to the beach without incident, yet badly shaken.


Mr. Devoe discussed his sensation with many other divers and most responded with curious looks. Years later he read Peter Mathiessen's 1971 book, Blue
Meridian -- The Search for the Great White Shark and discovered that 'stillness in the water' takes place prior to great white shark attacks. The panic, or sense that something is wrong, occurs when the brain receives too many conflicting messages, leading to an eerie sensation that 'something's coming.' Divers who have survived shark attacks know the sensation and respond to it appropriately. They have developed instincts or intuition and have the experience to rely on them.

   Currently, Mr. Devoe and other experienced investors (ourselves included) cite similar sensations of apprehension about the equity market. Although one would hardly describe the current equity market as 'standing still' or 'stillness in the water' it does evoke a feeling of unease. In what has been the longest and strongest bull market in history, with the Dow Jones Industrial Average up over 4,000 points since October 1990, there is seemingly a universal acceptance that continued prosperity is nearly guaranteed. Although there haven't been any shark sightings in quite some time, our intuition tells us that we should not be quick to rule out the possibility. Our own sense of order is that markets are cyclical, volatility is to be expected, and performance expectations should be lower.

   We are not forecasting bad things for the market. However, our investment experience may be helpful in recognizing when things seem out of place.

AN ESTABLISHED DECISION-MAKING FRAMEWORK (INVESTMENT PROCESS) HELPS US, LIKE ANY GOOD DIVER, AVOID THE MISTAKES OR MISSTEPS CAUSED BY PANIC OR FEAR.

THE ROAD AHEAD

   Charles Dow once observed, 'There is always a     [TWO LANE ROAD WITH CLOUDS]
disposition in peoples' minds to think that existing conditions will be permanent.' In the last several shareholder reports, we have documented why we believe that the equity market will be different over the next few years. These changes may already be underway, when one considers that the rolling 3-year average annual total returns for the Russell 2000, which peaked at 28.2% in September 1993, are now 13.7% as of December 1996. Furthermore, this Index is flat since its peak in late May.

   1996 gave us a higher level of market volatility and the shifting success of investment styles. If these changes continue, 1997 could be a very interesting year. We are excited about the recent results and remain enthused about the long-term prospects of our risk-averse style of investing. Your continued confidence is appreciated.

   Sincerely,

    CHARLES M. ROYCE                      JACK E. FOCKLER, JR.                             W. WHITNEY GEORGE
    Charles M. Royce                      Jack E. Fockler, Jr.                             W. Whitney George
      President                             Vice President                                  Vice President

February 3, 1997

PERFORMANCE REVIEWS AND PORTFOLIO ANALYSES FOR PENNSYLVANIA MUTUAL, ROYCE VALUE, PMF II AND ROYCE GIFTSHARES BEGIN ON PAGES 5, 7, 9 AND 10, RESPECTIVELY, OF THIS REPORT.

All performance information in this Report is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed.

Morningstar risk ratio, beta and standard deviation are measures of a fund's relative risk and are calculated for the trailing 36 month period. Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds which have an average score of 1.00. The average score for the 242 funds in the small-cap objective category with a three year history was 1.29 for the three years ended 12/31/96. The lower the risk ratio, the lower a fund's downside volatility has been. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 Index, with the beta of the S&P 500 equal to 1.00. A low beta means that a fund's market related volatility has been low. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility.

The Russell 2000, Russell 2000 Growth, Russell 2000 Value, S&P 600 and S&P 500 are unmanaged indices of common stocks and include the reinvestment of dividends.

                            PENNSYLVANIA MUTUAL FUND
                               PERFORMANCE REVIEW

WHAT WE DO

Pennsylvania Mutual Fund ('PMF') seeks long-term capital appreciation by investing in small and micro-cap companies. The Fund attempts to understand and value a company's 'private worth' -- what we believe an enterprise would sell for in a private transaction between rational parties. The price we will pay for a security must be significantly under our appraisal of its private worth.

HOW WE DID

PMF's  returns surpassed  its benchmark
index, the Russell 2000, for the second
half of 1996 as the value style emerged
as a  market leader.  PMF  outperformed
the  Russell  2000 in  both  the fourth
quarter (6.8%  vs.  5.2%)  and  in  the
second  half (6.8%  vs. 5.6%). However,
the  Russell   2000,  with   a   strong
performance  in the  first half, bested
PMF  for  the  full  year  (16.5%   vs.
12.8%).   PMF  has   provided  positive
returns  in  20  out  of  the  last  22
calendar years.



    TOTAL RETURNS THROUGH 12/31/96

4th Quarter 1996:             +6.8%
1-Year:                      +12.8%
5-Year Average Annual:       +11.5%
10-Year Average Annual:      +11.4%
15-Year Average Annual:      +14.9%
20-Year Average Annual:      +16.1%



    PMF VERSUS RUSSELL 2000
   VALUE OF $10,000 INVESTED
         ON 12/31/81


         [LINE GRAPH]


PMF divides its portfolio into approximate equal weightings of small and micro-cap companies, which represent the Firm's core/capitalization strategies.


      SMALL-CAP COMPANIES                  MICRO-CAP COMPANIES

Companies between $300 mil and
 $1 bil in market capitalization         Smallest of small companies
 which generate free cash flow,           with market capitalizations
 provide high internal rates of                below $300 mil.
return, and have little or no debt.


  A concentrated portfolio of               A broadly diversified portfolio of
  approximately 50-75 stocks.                    approximately 150 stocks.



In terms of the portfolio, we believe it is well positioned for whatever 1997 may bring. PMF's risk profile remained low, and its price-to-book ratio of 1.7X and price-to-earnings ratio of 14.4X are significantly lower than the Morningstar averages of 2.6x and 20.3x for the small-cap value investment category.

                           RISK/RETURN COMPARISON
                      FOR THE 15 YEARS ENDED 12/31/96

                            AVG. ANNUAL    STANDARD
                           TOTAL RETURN    DEVIATION    RUR
                           ------------    ---------    ---

PMF                            14.9%          12.2      1.22
Russell 2000                   13.5%          17.9      0.75

RUR = Return Per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the Prospectus for a more complete discussion of risk.

       OVER THE LAST 15 YEARS, PMF HAS OUTPERFORMED THE
           RUSSELL 2000 INDEX WITH 1/3RD LESS RISK.


 PMF's value-oriented approach has enabled the Fund to outperform its benchmark index, the Russell 2000,
   on both an absolute and a risk-adjusted basis over the last fifteen years.

      The Russell 2000 is an unmanaged index of domestic small-cap stocks.
 The S&P 500, an unmanaged index of large company stocks, was up 23.0% in 1996.

                            PENNSYLVANIA MUTUAL FUND
                                PORTFOLIO REVIEW
                                                          MARKET CAP EXPOSURE
     PORTFOLIO DIAGNOSTICS
Median Mkt Cap:            $304 mil
Wtd. Avg. P/E:             14.4x
Wtd. Avg. P/B:             1.7x                                [BAR GRAPH]
Wtd. Avg. Yield:           1.9%
Fund Assets:               $457 mil
Turnover Rate:             29%
Symbol:                    PENNX


  PORTFOLIO INDUSTRY BREAKDOWN*
                                                                                   % OF
                                               TOP TEN POSITIONS                NET ASSETS
                                               -----------------                ----------
            [PIE CHART]                        1. The Standard Register Co.        1.5%
                                               2. Lilly Industries                 1.3%
                                               3. Zenith National Insurance        1.3%
                                               4. Florida Rock Industries          1.2%
                                               5. American Filtrona                1.2%
                                               6. Marshall Industries              1.2%
                                               7. Crawford & Company               1.1%
                                               8. Woodward Governor Co.            1.1%
                                               9. New England Business Services    1.0%
                                              10. Arthur J. Gallagher              1.0%

* Excludes cash and cash equivalents.


                               IDEAS THAT WORKED

     During calendar 1996, each of the following companies made meaningful positive contributions to our overall performance. Among these winners, there were no examples of hot new issues, high-priced takeovers or momentum miracles. Rather, our top five performers emerged from a series of long-term investment decisions, carefully considered and executed in prior years. We built our positions when business conditions were difficult and other investors had voted negatively on future prospects.

                               REALIZED AND
         SECURITY             UNREALIZED GAIN
--------------------------    ---------------
Claire's Stores.                $ 4,136,753
The Standard Register Co.         3,076,813
Kimball International             2,776,853
Ethan Allen Interiors             2,727,979
Woodward Governor Co.             2,394,986

                             GOOD IDEAS AT THE TIME

     Even the best small-cap companies are not immune to the business flu. Usually, if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well rewarded for our persistence, although rebounds can take longer than we anticipate. Unfortunately, a few of our investments never recover. Our five worst performers of 1996 were:

                                  REALIZED AND
                                   UNREALIZED
           SECURITY                   LOSS
------------------------------    ------------
Ag-Chem Equipment                  $1,358,375
Scitex Corporation                  1,232,752
Johnson Worldwide Associates        1,058,748
Penn. Manufacturers                   879,912
Gryphon Holdings                      855,475

                                ROYCE VALUE FUND
                               PERFORMANCE REVIEW

WHAT WE DO

Royce Value Fund ('RVF') seeks long-term capital appreciation by investing in small and micro-cap companies. The Fund attempts to understand and value a company's 'private worth' -- what we believe an enterprise would sell for in a private transaction between rational parties. The price we will pay for a security must be significantly under our appraisal of its private worth.

HOW WE DID

RVF's returns  surpassed its  benchmark
index,  the Russell 2000, in the second
half as the  value style  emerged as  a
market  leader.  RVF  outperformed  the
Russell 2000 in both the fourth quarter
(6.3% vs. 5.2%) and in the second  half
(6.9% vs. 5.6%). For the full year, the
Fund  was up 14.0%, unable to catch the
Russell 2000 (+16.5%) after the Index's
strong  first  half  start.  Since  its
inception on 12/31/82, RVF has provided
a  Russell 2000  like return,  but with
less risk (see table below).




                TOTAL RETURNS THROUGH 12/31/96


4th Quarter 1996:                                   +6.3%
1-Year:                                            +14.0%
5-Year Average Annual:                             +11.3%
10-Year Average Annual:                            +10.8%
Since Inception* Average Annual:                   +12.8%
* Inception date=12/13/82.


                  RVF VERSUS RUSSELL 2000
          VALUE OF $10,000 INVESTED ON 12/31/82


                      [LINE GRAPH]



RVF divides its portfolio into approximate equal weightings of small & micro-cap companies, which represent the Firm's core/capitalization strategies.

           SMALL-CAP COMPANIES                         MICRO-CAP COMPANIES

 Companies between $300 mil and $1 bil in        Smallest of small companies
market capitalization which generate free        with market capitalizations
cash flow, provide high internal rates of             below $300 mil.
   return, and have little or no debt.


A concentrated portfolio of approximately     A broadly diversified portfolio of
              50-75 stocks.                       approximately 150-200 stocks.

RVF's risk profile, like that of its sibling, Pennsylvania Mutual Fund, remained low for the three years ended 12/31/96. Price-to-book and price-to-earnings ratios of 1.6X and 14.3X for RVF were significantly lower than the Morningstar averages of 2.6x and 20.3x for the small-cap value style category.



                             RISK/RETURN COMPARISON
                        FROM INCEPTION* THROUGH 12/31/96

               AVG. ANNUAL    STANDARD
              TOTAL RETURN    DEVIATION     RUR
              ------------    ---------     ---

RVF              12.8%          12.0        1.07
Russell 2000     12.7%          17.7        0.72

RUR=Return Per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the Prospectus for a more complete discussion of risk.

                      SINCE ITS INCEPTION, RVF HAS MATCHED
                      THE RUSSELL 2000 WITH 1/3RD LESS RISK.

      The Russell 2000 is an unmanaged index of domestic small-cap stocks.
 The S&P 500, an unmanaged index of large company stocks, was up 23.0% in 1996.

                                   ROYCE VALUE FUND
                                   PORTFOLIO REVIEW

                                                        MARKET CAP EXPOSURE

             PORTFOLIO DIAGNOSTICS                           [BAR GRAPH]

Median Mkt Cap:                  $351 mil
Wtd. Avg. P/E:                   14.3x
Wtd. Avg. P/B:                   1.6x
Wtd. Avg. Yield:                 1.7%
Fund Assets:                     $145 mil
Turnover Rate:                   30%
Symbol:                          RYVFX


        PORTFOLIO INDUSTRY BREAKDOWN*

                [PIE CHART]

   * Excludes cash and cash equivalents.


                                              % OF
    TOP TEN POSITIONS                      NET ASSETS
    -----------------                      ---------
 1. The Standard Register Co.                    1.5%
 2. Alleghany Corporation                        1.2%
 3. Family Dollar Stores                         1.1%
 4. Florida Rock Industries                      1.1%
 5. Marshall Industries                          1.1%
 6. Kimball International                        1.0%
 7. New England Business Services                1.0%
 8. Air Express International                    1.0%
 9. Lilly Industries                             1.0%
10. Crawford & Company                           1.0%




                               IDEAS THAT WORKED

     During calendar 1996, each of the following companies made meaningful positive contributions to our overall performance. Among these winners, there were no examples of hot new issues, high-priced takeovers or momentum miracles. Rather, our top five performers emerged from a series of long-term investment decisions, carefully considered and executed in prior years. We built our positions when business conditions were difficult and other investors had voted negatively on future prospects.

                               REALIZED AND
         SECURITY             UNREALIZED GAIN
--------------------------    ---------------
Claire's Stores                 $ 1,234,625
The Standard Register Co.           842,120
Kimball International               762,046
Family Dollar Stores                727,915
Ethan Allen Interiors               718,100

                             GOOD IDEAS AT THE TIME

     Even the best small-cap companies are not immune to the business flu. Usually, if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well rewarded for our persistence, although rebounds can take longer than we anticipate. Unfortunately, a few of our investments never recover. Our five worst performers of 1996 were:


                                  REALIZED AND
          SECURITY               UNREALIZED LOSS
-----------------------------    ---------------
Scitex Corporation                  $ 489,780
Blair Corporation                     253,688
Johnson Worldwide Associates          248,825
Ag-Chem Equipment Co.                 240,525
Alico                                 230,070

                                     PMF II
                        PERFORMANCE AND PORTFOLIO REVIEW

WHAT WE DO

PMF II, in the tradition of its older sibling, Pennsylvania Mutual Fund, shares the same long-term appreciation policies and risk-averse attitude. The Fund, which draws from both of the Firm's core capitalization strategies, invests in both small and micro-cap companies using a disciplined value approach. The Fund attempts to understand and value a company's 'private worth' -- what we believe an enterprise would sell for in a private transaction between rational parties. The price we will pay for a security must be significantly under our appraisal of its private worth.

HOW WE DID

PMF II  was  launched on  November  19,
1996  and  does  not  yet  have  a full
year's performance history. During  its
short  tenure,  the Fund  was  up 5.2%.
Total net  assets  for PMF  II  reached
$17.9 million at year-end and its daily
NAV can be found in the newspaper under
THE  ROYCE FUNDS listing. Above average
long-term  absolute  and  risk-adjusted
returns are a worthy goal for PMF II.

WE  ARE BOTH EXCITED  AND HOPEFUL ABOUT
THE NEW FUND, AS WE WERE SOME 20+ YEARS
AGO  WHEN  WE  BEGAN  THE  PENNSYLVANIA
MUTUAL FUND JOURNEY.



                   PORTFOLIO DIAGNOSTICS

Median Mkt Cap:                                 $355 mil
Wtd. Avg. P/E:                                  14.2x
Wtd. Avg. P/B:                                  1.7x
Wtd. Avg. Yield:                                1.9%
Fund Assets:                                    $17.9 mil
Symbol:                                         RYPNX


             MARKET CAP EXPOSURE

                [BAR GRAPH]


                       TOTAL RETURNS
              FROM INCEPTION* THROUGH 12/31/96


November 1996*:                                        +2.6%
December 1996:                                         +2.5%
Inception thru 12/31/96:                               +5.2%

*Fund inception date = 11/19/96


          PORTFOLIO INDUSTRY BREAKDOWN*

                 [PIE CHART]

      *Excludes cash and cash equivalents.

                                                        % OF
                   TOP TEN POSITIONS                 NET ASSETS
      --------------------------------------------   ----------

  1.  Standard Commercial                                2.8%
  2.  Arnold Industries                                  2.7%
  3.  Stanhome                                           2.6%
  4.  Buffets                                            2.5%
  5.  Trenwick Group                                     2.4%
  6.  Fab Industries                                     2.4%
  7.  Rush Enterprises                                   2.4%
  8.  Zenith National Insurance                          2.3%
  9.  Florida Rock Industries                            2.2%
 10.  Bassett Furniture Industries                       2.2%

                             ROYCE GIFTSHARES FUND
                        PERFORMANCE AND PORTFOLIO REVIEW

WHAT WE DO

Royce GiftShares Fund ('RGF') is a mutual fund portfolio for investors who want to make long-term gifts for estate planning, college funding or long-term security. Gift options within the Fund allow the investment to qualify for the federal annual gift tax exclusion and can be designated to help fund a beneficiary's college and post-graduate education. The Fund uses a disciplined value approach to invest in a limited portfolio of small and micro-cap companies. Like other Royce Fund portfolios, the Fund attempts to understand and value a company's 'private worth' -- what we believe an enterprise would sell for in a private transaction between rational parties. The price we will pay for a security must be significantly under our appraisal of its private worth.

HOW WE DID
Royce GiftShares'  first full  year  of
operation  was  a  success  on  both an
absolute and a relative basis. The Fund
outperformed  its  relevant  benchmark,
the Russell 2000, in the fourth quarter
(8.5%  vs.  5.2%), in  the  second half
(9.4% vs. 5.6%) and  for the full  year
(25.6%  vs.  16.5%).  The  Fund's value
orientation and long-term outlook  were
especially    helpful   in   preserving
capital during the volatile second half
and enhancing  the  full  year's  total
return.  Average  annual  total  return
since inception  on December  27,  1995
was 25.4%.

WE   ARE  PLEASED  WITH  RGF'S  INITIAL
PERFORMANCE AND  REMAIN CONFIDENT  THAT
AN  APPROACH WHICH COMBINES BOTH OF OUR
CORE STRATEGIES  IS  CAPABLE  OF  ABOVE
AVERAGE LONG-TERM RETURNS.


             PORTFOLIO DIAGNOSTICS

Median Mkt Cap:                  $411 mil
Wtd. Avg. P/E:                   16.5x
Wtd. Avg. P/B:                   1.8x
Wtd. Avg. Yield:                 2.0%
Fund Assets:                     $1.1 mil


          MARKET CAP EXPOSURE

              [BAR GRAPH]

                       TOTAL RETURNS
                FROM INCEPTION* THROUGH 12/31/96

Last 3 months:                                      +8.5%
Last 6 months:                                      +9.4%
1-Year:                                            +25.6%
Since Inception Avg. Annual:                       +25.4%
* Fund inception date: 12/27/95

          PORTFOLIO INDUSTRY BREAKDOWN*


                  [PIE CHART]

      *Excludes cash and cash equivalents.

                                              % OF
    TOP TEN POSITIONS                      NET ASSETS
    -----------------                      ---------
 1. Sevenson Environmental Services              3.1%
 2. Dimon Incorporated                           2.6%
 3. Buffets                                      2.6%
 4. E.W. Blanch Holdings                         2.3%
 5. Kaydon Corporation                           2.2%
 6. Zenith National Insurance                    2.1%
 7. BGS Systems                                  2.1%
 8. New England Business Services                2.0%
 9. Catherines Stores                            2.0%
10. Stanhome                                     2.0%

FINANCIAL STATEMENTS
The Schedules of Investments as of December 31, 1996, integral parts of the Financial Statements for Pennsylvania Mutual Fund, PMF II, Royce Value Fund and Royce GiftShares Fund, are accompanying this Report.
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                           Pennsylvania                      Royce            Royce
                                           Mutual Fund       PMF II        Value Fund    GiftShares Fund
                                           ------------    -----------    ------------   ---------------
ASSETS:
Investments at value (identified cost
  $284,944,886, $15,494,520,
  $96,621,809, and $574,988,
  respectively).........................   $432,069,127    $15,966,022    $135,746,068     $   651,944
Repurchase agreements (at cost and
  value)................................     17,900,000      4,000,000       8,800,000         300,000
Cash....................................         28,570      2,911,121           5,546          85,313
Receivable for investments sold.........      5,318,434        --            1,315,535        --
Receivable for capital shares sold......      1,743,250         87,244          18,317          25,500
Receivable for dividends and interest...        828,171         17,667         230,036           1,316
Prepaid expenses and other assets.......         70,614         24,407           3,423          29,301
                                           ------------    -----------    ------------   ---------------
  TOTAL ASSETS..........................    457,958,166     23,006,461     146,118,925       1,093,374
                                           ------------    -----------    ------------   ---------------
LIABILITIES:
Payable for investments purchased.......        201,616      5,138,587         288,120          22,255
Payable for capital shares redeemed.....        380,147        --              226,682        --
Payable for investment advisory fees....        316,229        --              110,401        --
Accrued expenses........................        192,224         10,693          83,042           7,530
                                           ------------    -----------    ------------   ---------------
  TOTAL LIABILITIES.....................      1,090,216      5,149,280         708,245          29,785
                                           ------------    -----------    ------------   ---------------
  NET ASSETS............................   $456,867,950    $17,857,181    $145,410,680     $ 1,063,589
                                           ------------    -----------    ------------   ---------------
                                           ------------    -----------    ------------   ---------------
ANALYSIS OF NET ASSETS:
Undistributed net investment income.....   $    --         $    10,978    $    --          $  --
Accumulated net realized gain (loss) on
  investments...........................     24,562,529         (2,872)      3,238,913          13,993
Net unrealized appreciation on
  investments...........................    147,124,241        471,502      39,124,259          76,956
Capital shares..........................         64,250          3,394          15,153             183
Additional paid-in capital..............    285,116,930     17,374,179     103,032,355         972,457
                                           ------------    -----------    ------------   ---------------
  NET ASSETS............................   $456,867,950    $17,857,181    $145,410,680     $ 1,063,589
                                           ------------    -----------    ------------   ---------------
                                           ------------    -----------    ------------   ---------------
SHARES OUTSTANDING:
(unlimited number of $.001 par value
  shares authorized for each Fund)......     64,250,277      3,393,899      15,152,732         182,505
                                           ------------    -----------    ------------   ---------------
                                           ------------    -----------    ------------   ---------------
NET ASSET VALUE:
(offering and redemption price per
  share)................................          $7.11          $5.26           $9.60           $5.83
                                           ------------    -----------    ------------   ---------------
                                           ------------    -----------    ------------   ---------------

        The accompanying notes are an integral part of the financial statements.
                                                                              11

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                  Pennsylvania Mutual Fund           PMF II             Royce Value Fund
                               -------------------------------    ------------      -----------------------------
                                  Years ended December 31,         Period ended       Years ended December 31,
                               -------------------------------     December 31,     -----------------------------
                                   1996              1995            1996(a)            1996             1995
                               -------------     -------------     ------------     ------------     ------------
INVESTMENT OPERATIONS:
  Net investment income
    (loss)...................  $   5,687,395     $   8,281,365     $    10,136      $    209,880     $    769,183
  Net realized gain (loss) on
    investments..............    107,094,818        95,221,780          (2,872)       26,488,833       12,863,372
  Net change in unrealized
    appreciation on
    investments..............    (50,091,647)       17,417,882         471,502        (6,780,188)      14,831,715
                               -------------     -------------     ------------     ------------     ------------
  Net increase in net assets
    from investment
    operations...............     62,690,566       120,921,027         478,766        19,918,525       28,464,270
                               -------------     -------------     ------------     ------------     ------------
DIVIDENDS AND DISTRIBUTIONS:
  Net investment income......     (5,996,455)       (8,285,016)        --               (259,239)        (781,023)
  Net realized gain on
    investments..............    (78,458,463)      (73,143,226)        --            (22,870,548)     (11,521,019)
                               -------------     -------------     ------------     ------------     ------------
  Total dividends and
    distributions............    (84,454,918)      (81,428,242)        --            (23,129,787)     (12,302,042)
                               -------------     -------------     ------------     ------------     ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from shares
    sold.....................     42,163,541        39,278,575      17,511,040         3,630,516        5,233,818
  Dividends reinvested.......     75,355,767        74,600,820         --             22,106,141       11,764,560
  Cost of shares redeemed....   (269,005,617)     (294,670,193)       (133,625)     (43,873,860)      (33,282,011)
                               -------------     -------------     ------------     ------------     ------------
  Net increase (decrease) in
    net assets from capital
    share transactions.......   (151,486,309)     (180,790,798)     17,377,415       (18,137,203)     (16,283,633)
                               -------------     -------------     ------------     ------------     ------------
NET INCREASE (DECREASE) IN
  NET ASSETS.................   (173,250,661)     (141,298,013)     17,856,181       (21,348,465)        (121,405)
NET ASSETS:
  Beginning of period........    630,118,611       771,416,624           1,000       166,759,145      166,880,550
                               -------------     -------------     ------------     ------------     ------------
  End of period..............  $ 456,867,950(b)  $ 630,118,611(b)  $17,857,181(c)   $145,410,680(d)  $166,759,145(d)
                               -------------     -------------     ------------     ------------     ------------
                               -------------     -------------     ------------     ------------     ------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold................      5,372,907         4,913,877       3,419,221           352,063          525,172
  Shares issued for
    reinvestment of dividends
    and distributions........     10,873,360         9,739,008         --              2,349,209        1,179,996
  Shares redeemed (f)........    (33,697,985)      (37,019,497)        (25,522)       (4,197,489)      (3,368,817)
                               -------------     -------------     ------------     ------------     ------------
  Net increase (decrease) in
    shares outstanding.......    (17,451,718)      (22,366,612)      3,393,699        (1,496,217)      (1,663,649)
                               -------------     -------------     ------------     ------------     ------------
                               -------------     -------------     ------------     ------------     ------------

                                                 Royce GiftShares Fund
                                           --------------------------------
                                              Periods ended December 31,
                                           --------------------------------
                                          1996                         1995(a)
                                          ----                         ------
INVESTMENT OPERATIONS:
  Net investment income
    (loss)...................          $     (289)                   $     --
  Net realized gain (loss) on
    investments..............              68,063                          --
  Net change in unrealized
    appreciation on
    investments..............              76,117                           839
                                      -----------                      --------
  Net increase in net assets
    from investment
    operations...............             143,891                           839
                                      -----------                      --------
DIVIDENDS AND DISTRIBUTIONS:
  Net investment income......          --                               --
  Net realized gain on
    investments..............             (53,781)                      --
                                      -----------                      --------
  Total dividends and
    distributions............             (53,781)                      --
                                      -----------                      --------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from shares
    sold.....................             418,047                       500,000
  Dividends reinvested.......              53,593                       --
  Cost of shares redeemed....                 (28)                      --
                                      -----------                      --------
  Net increase (decrease) in
    net assets from capital
    share transactions.......             471,640                       500,000
                                      -----------                      --------
NET INCREASE (DECREASE) IN
  NET ASSETS.................             561,750                       500,839
NET ASSETS:
  Beginning of period........             501,839                         1,000
                                      -----------                      --------
  End of period..............          $1,063,589(e)                   $501,839(e)
                                      -----------                      --------
                                      -----------                      --------
CAPITAL SHARE TRANSACTIONS:
  Shares sold................              72,903                       100,000
  Shares issued for
    reinvestment of dividends
    and distributions........               9,402                       --
  Shares redeemed (f)........                 (5)                       --
                                      -----------                      --------
  Net increase (decrease) in
    shares outstanding.......              82,305                       100,000
                                      -----------                      --------
                                      -----------                      --------

------------

(a) PMF II and Royce GiftShares Fund commenced operations on November 19, 1996 and December 27, 1995, respectively.

(b) Includes undistributed net investment income of $0 in 1996 and $2,681 in 1995.

(c) Includes undistributed net investment income of $10,978 in 1996.

(d) Includes undistributed net investment income of $0 in 1996 and $62,471 in 1995.

(e) Includes undistributed net investment income of $0 for 1996 and 1995.

(f) Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Funds, which is used to offset costs associated with the redemption.

        The accompanying notes are an integral part of the financial statements. 12

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS FOR THE PERIOD DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                           Pennsylvania                   Royce           Royce
                                           Mutual Fund      PMF II     Value Fund    GiftShares Fund
                                           ------------    --------    -----------   ---------------
INVESTMENT INCOME:
Income:
    Dividends...........................   $  9,911,040    $ 21,471    $ 2,703,864      $   9,073
    Interest............................      1,174,006         545        332,511             43
                                           ------------    --------    -----------   ---------------
         Total Income...................     11,085,046      22,016      3,036,375          9,116
                                           ------------    --------    -----------   ---------------
Expenses:
    Investment advisory fees............      4,302,768      12,215      1,322,009          7,866
    Distribution fees...................        --            --         1,518,249        --
    Custodian and shareholder servicing
      fees..............................        403,801       7,014        178,780         13,247
    Administrative and office facilities
      expenses..........................        255,425          55        100,305            352
    Professional fees...................        132,077       2,500         31,674          6,069
    Trustees' fees......................         68,529         750         18,210             68
    Other expenses......................        433,125       1,561        162,302         13,515
                                           ------------    --------    -----------   ---------------
         Total Expenses.................      5,595,725      24,095      3,331,529         41,117
         Fees Waived by Investment
           Adviser and Distributor......       (198,074)    (12,215)      (505,034)        (7,866)
         Expenses Reimbursed by
           Investment Adviser...........        --            --           --             (23,846)
                                           ------------    --------    -----------   ---------------
         Net Expenses...................      5,397,651      11,880      2,826,495          9,405
                                           ------------    --------    -----------   ---------------
         Net Investment Income (Loss)...      5,687,395      10,136        209,880           (289)
                                           ------------    --------    -----------   ---------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain (loss) on
  investments...........................    107,094,818      (2,872)    26,488,833         68,063
Net change in unrealized appreciation on
  investments...........................    (50,091,647)    471,502     (6,780,188)        76,117
                                           ------------    --------    -----------   ---------------
Net realized and unrealized gain on
  investments...........................     57,003,171     468,630     19,708,645        144,180
                                           ------------    --------    -----------   ---------------
NET INCREASE IN NET ASSETS FROM
  INVESTMENT OPERATIONS.................   $ 62,690,566    $478,766    $19,918,525      $ 143,891
                                           ------------    --------    -----------   ---------------
                                           ------------    --------    -----------   ---------------

     The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Funds' performance for the periods presented.

                                                           Net
                                                         Realized
                                                            and                           Distributions
                            Net Asset                    Unrealized      Distributions       from Net        Net Asset
                              Value,          Net         Gain (Loss)       from Net        Realized Gain      Value,
                            Beginning     Investment         on           Investment            on            End of       Total
                            of Period       Income       Investments        Income          Investments       Period       Return
                            ---------     ----------     -----------     -------------     -------------     ---------     ------
PENNSYLVANIA MUTUAL FUND (a)
1996.......................  $  7.71        $ 0.11        $  0.84          $ (0.11)          $ (1.44)        $  7.11       12.8%
1995.......................     7.41          0.11           1.27            (0.11)            (0.97)           7.71       18.7%
1994.......................     8.31          0.12          (0.18)           (0.11)            (0.73)           7.41       (0.7)%
1993.......................     8.00          0.11           0.79            (0.11)            (0.48)           8.31       11.3%
1992.......................     7.29          0.11           1.07            (0.10)            (0.37)           8.00       16.2%
PMF II (b)
1996.......................  $  5.00        $--           $  0.26          $--               $--             $  5.26        5.2%
ROYCE VALUE FUND (c)
1996.......................  $ 10.02        $ 0.02        $  1.35          $ (0.02)          $ (1.77)        $  9.60       14.0%
1995.......................     9.11          0.05           1.65            (0.05)            (0.74)          10.02       18.7%
1994.......................     9.73          0.07          (0.23)           (0.05)            (0.41)           9.11       (1.6)%
1993.......................     9.51          0.05           0.97            (0.05)            (0.75)           9.73       10.7%
1992.......................     8.83          0.04           1.37            (0.04)            (0.69)           9.51       16.0%
ROYCE GIFTSHARES FUND (d)
1996.......................  $  5.01        $--           $  1.27          $--               $ (0.45)        $  5.83       25.6%
1995.......................     5.00         --              0.01           --                --                5.01        0.2%

                                                           Ratio of
                                                              Net
                                             Ratio of      Investment
                                             Expenses        Income                      Average
                           Net Assets,           to         (Loss) to      Portfolio    Commission
                          End of Period       Average        Average       Turnover        Rate
                          (in thousands)     Net Assets     Net Assets       Rate        Paid`D'
                          --------------     ----------     ----------     --------     ----------
PENNSYLVANIA MUTUAL FUND (a)
1996...................... $  456,868         0.99%          1.05%         29%        $ 0.0588
1995......................    630,119         0.98%          1.18%         10%          --
1994......................    771,417         0.98%          1.33%         17%          --
1993......................  1,022,161         0.98%          1.23%         24%          --
1992......................  1,102,224         0.91%          1.48%         22%          --
PMF II (b)
1996...................... $   17,857         0.97%*         0.83%*         1%        $ 0.0586
ROYCE VALUE FUND (c)
1996...................... $  145,411         1.86%          0.14%         30%        $ 0.0626
1995......................    166,759         1.76%          0.46%         14%          --
1994......................    166,881         1.80%          0.67%         22%          --
1993......................    185,776         1.84%          0.43%         31%          --
1992......................    178,128         1.88%          0.42%         28%          --
ROYCE GIFTSHARES FUND (d)
1996...................... $    1,064         1.49%         (0.05)%        93%        $ 0.0566
1995......................        502         0.70%*         0.00%*         0%          --

------------
(a) Expense ratios are shown after fee waivers by the investment adviser. For the years ended December 31, 1996 and 1995, the expense ratios before the waivers would have been 1.03% and .99%, respectively.
(b) Expense ratio is shown after fee waivers by the investment adviser. For the period ended December 31, 1996, the expense ratio before the waiver would have been 1.97%. The Fund commenced operations on November 19, 1996.
(c) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the years ended December 31, 1996, 1995, 1994, 1993 and 1992, the expense ratios before the waivers would have been 2.19%, 2.14%, 2.16%, 2.15%, and 2.15%, respectively.
(d) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 1996 and 1995, the expense ratios before the waivers and reimbursements would have been 6.53% and 1.95%, respectively. The Fund commenced operations on December 27, 1995.
*  Annualized
`D' For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Pennsylvania Mutual Fund, PMF II, Royce Value Fund, and Royce GiftShares Fund ('Fund' or 'Funds') are four series of The Royce Fund (the 'Trust'), a diversified open-end management investment company. The Trust, originally established as a business trust under the laws of Massachusetts, converted to a Delaware business trust at the close of business on June 28, 1996. Immediately thereafter, Pennsylvania Mutual Fund was merged into the Trust. PMF II and Royce GiftShares Fund commenced operations on November 19, 1996 and December 27, 1995, respectively.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b. Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

c. Expenses:

     Expenses directly attributable to each Fund are charged to that Fund's operations while expenses applicable to all Funds are allocated in an equitable manner.

d. Taxes:

     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The accompanying Schedules of Investments contain information regarding income taxes under the caption 'Income Tax Information.'

e. Distributions:

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid-in capital and may affect net investment income per share. Undistributed and distributions in excess of net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following years.

f. Repurchase agreements:

     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ('SSB&T'), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

g. Organizational expenses:

     Costs incurred by PMF II in connection with its organization and initial registration of shares of $25,000 have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations.

h. Security lending:

     Pennsylvania Mutual Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Loans of securities of Pennsylvania Mutual Fund are collateralized by cash and/or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The collateral is equal to at least 100% of the current market value of the loaned securities.

2. INVESTMENT ADVISER AND DISTRIBUTOR:

     Under the Trust's investment advisory agreement with Quest Advisory Corp. ('Quest'), Quest is entitled to receive management fees which are computed daily and payable monthly. For the periods ended Decem-

--------------------------------------------------------------------------------
ber 31, 1996, Pennsylvania Mutual Fund and Royce Value Fund recorded advisory fees of $4,104,694 (net of voluntary waivers of $198,074) and $1,322,009, respectively. Quest voluntarily waived advisory fees of $12,215 and $7,866 for PMF II and Royce GiftShares Fund, respectively. The agreements provide for advisory fees equal to 1.0% per annum of the first $50 million of the Fund's average net assets, 0.875% per annum of the next $50 million of such net assets and 0.75% per annum of additional amounts of average net assets for Pennsylvania Mutual Fund and Royce Value Fund and 1.0% and 1.25% per annum of average net assets for PMF II and Royce GiftShares Fund, respectively.

     Quest Distributors, Inc. ('QDI'), the distributor of Royce Value Fund's shares, is an affiliate of Quest. QDI received 12b-1 distribution fees from Royce Value Fund totaling $1,013,215 for the year ended December 31, 1996. This amount is net of $505,034 of fees which were voluntarily waived by QDI. The distribution agreement provides for maximum fees of 1.0% per annum of Royce Value Fund's average net assets.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES:

     For the year ended December 31, 1996, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

                                Pennsylvania
                                Mutual Fund       PMF II
                                ------------  ---------------
Purchases...................... $148,918,905    $15,616,583
Sales.......................... $380,223,030    $   119,191


                                   Royce           Royce
                                 Value Fund   GiftShares Fund
                                ------------  ---------------
Purchases...................... $ 43,358,293    $   731,330
Sales.......................... $ 91,079,836    $   436,811

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of The Royce Fund and the Shareholders of Pennsylvania Mutual Fund, PMF II, Royce Value Fund and Royce GiftShares Fund:

     We have audited the accompanying statements of assets and liabilities of Pennsylvania Mutual Fund, PMF II, Royce Value Fund and Royce GiftShares Fund, including the schedules of investments accompanying the Annual Report, as of December 31, 1996, the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the periods then ended for Pennsylvania Mutual Fund and Royce Value Fund and for the year ended December 31, 1996, and for the period ended December 27, 1995 (commencement of operations) to December 31, 1995 for Royce GiftShares Fund and for the period November 19, 1996 (commencement of operations) to December 31, 1996 for PMF II, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pennsylvania Mutual Fund, PMF II, Royce Value Fund, and Royce GiftShares Fund as of December 31, 1996, the results of their operations for the year or period then ended, the changes in their net assets for the periods reported therein, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 14, 1997

16


                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as...............................'D'
The checkmark shall be expressed as..................................'ch'